UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 31, 2007

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OPTIMUMBANK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	0001288855	55-0865043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308 33308

(Address of principal executive offices) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On May 31, 2007, OptimumBank Holdings, Inc. issued a press release announcing that its Board of Directors , at its May 31, 2007 meeting declared a 5% stock dividend to be distributed on July 12, 2007, to shareholders of record as of June 12, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description
99.1	Press Release of OptimumBank Holdings, Inc. dated May 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2007

OPTIMUMBANK HOLDINGS, INC.

By	/s/ RICHARD L. BROWDY
Richard L. Browdy
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of OptimumBank Holdings, Inc. dated May 31, 2007